UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2005

United Industries Corporation

(Exact name of registrant as specified in its charter)

333-76055

(Commission File Number)

Delaware	43-1025604
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2150 Schuetz Road  St. Louis, Missouri 63146

(Address of principal executive offices, with zip code)

(314) 427-0780
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2005, United Industries Corporation (the “Company” or “United”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among United, Rayovac Corporation (“Rayovac”) and Lindbergh Corporation, a Delaware corporation and a wholly owned subsidiary of Rayovac (“Sub”), pursuant to which Rayovac will acquire all of the outstanding equity interests of United.  In accordance with the Merger Agreement, Sub will merge with and into United, with United continuing as the surviving corporation.  The total merger consideration will consist of 13.75 million shares of Rayovac common stock and $70 million in cash.

In connection with the transaction, it is anticipated that Rayovac will retire all of the Company’s existing bank debt and will repurchase all of the Company’s outstanding Series D senior subordinated notes, at a purchase price of 101% of their aggregate principal amount plus accrued and unpaid interest.

                The transaction has been approved by the Company’s and Rayovac’s boards of directors and holders of a majority of United’s voting capital stock and is subject to regulatory approvals and other customary closing conditions.  The Company expects the transaction to close in February.

                On January 4, 2005, a press release announcing the transaction contemplated by the Merger Agreement was issued.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                        (c) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among Rayovac Corporation, Lindbergh Corporation and United Industries Corporation dated as of January 3, 2005.

99.1	Press release dated January 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION
Registrant

Dated: January 4, 2005	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among Rayovac Corporation, Lindbergh Corporation and United Industries Corporation dated as of January 3, 2005.

99.1	Press release dated January 4, 2005.